Medicines for Rare Diseases – An HSV-1 Based Gene Therapy Company CORPORATE PRESENTATION November 2020 Exhibit 99.3

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements in this presentation about future expectations, plans and prospects for Krystal Biotech, Inc. (the “Company”), including but not limited to statements about the development of the Company’s product candidates, such as the future development or commercialization of B-VEC, KB105, KB301, KB407 and the Company’s other product candidates; conduct and timelines of clinical trials, the clinical utility of B-VEC, KB105, KB301, KB407 and the Company’s other product candidates; plans for and timing of the review of regulatory filings, efforts to bring B-VEC, KB105, KB301, KB407 and the Company’s other product candidates to market; the market opportunity for and the potential market acceptance of B-VEC, KB105, KB301, KB407 and the Company’s other product candidates, the development of B-VEC, KB105, KB301, KB407 and the Company’s other product candidates for additional indications; the development of additional formulations of B-VEC, KB105, KB301, KB407 and the Company’s other product candidates; plans to pursue research and development of other product candidates, the sufficiency of the Company’s existing cash resources; the unanticipated impact of COVID-19 on the Company’s business operations, preclinical activities and clinical trials; and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “likely,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the content and timing of decisions made by the U.S. Food and Drug Administration, European Medicines Agency and other regulatory authorities; the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials; whether results of early clinical trials or studies in different disease indications will be indicative of the results of ongoing or future trials; uncertainties associated with regulatory review of clinical trials and applications for marketing approvals; the availability or commercial potential of product candidates; the ability to retain and hire key personnel; the sufficiency of cash resources and need for additional financing; and such other important factors as are set forth in the Company’s annual and quarterly reports and other filings on file with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

A fully integrated, clinical stage gene therapy company powered by proprietary HSV-1 vector technology Krystal Overview Differentiated viral vector platform enables in vivo, repeat dose gene therapies Platform powered by proprietary, engineered replication incompetent HSV-1 vector Pre-clinical and clinical data shows maintenance of safety and transgene expression with repeat dosing; additional external clinical and regulatory precedent with in vivo HSV-1 based therapy Initial focus on rare, dermatologic indications led to rapid clinical proof of concept and pipeline Lead program, B-VEC (formerly KB103) went from IND to Phase 3 in less than 3 years; pivotal data anticipated in 2021 Two lead dermatologic pipeline programs, KB104 and KB105, leverage the same vector In house GMP manufacturing to support both clinical and commercial needs Current ~7,500 sqft GMP facility (ANCORIS) is producing pivotal material at commercial scale, and BLA readiness is underway Investing in additional capacity via construction of an ~150,000 sqft facility (ASTRA) which is expected to be operational in 2022 Leveraging platform to address larger indications, new tissues while investing in next gen tech Currently evaluating KB301 in a Phase 1 trial in facial wrinkles and acne scars under our wholly owned subsidiary Jeune, Inc. Positive pre-clinical data from KB407 for cystic fibrosis demonstrates HSV-1 potential to target lung tissue; pre-IND studies underway Continue to drive innovation by investing in next-gen platform capabilities

Differentiated HSV-1 Based Platform Enables In Vivo, Repeat Dose Gene Therapies

HSV-1 is Positively Differentiated vs. Other Gene Therapy Technologies



Wild-type HSV-1
Krystal's Modified HSV-1 Platform
Therapeutic Vector
HSV-1 has natural affinity for epithelial cells (in addition to several other cell types) with favorable immune-evasion mechanisms
Replication incompetent HSV-1 vector that can be administered repeatedly for chronic dosing
Large carrying capacity allows insertion of large transgenes, multiple copies of the transgene of interest and/or multiple different transgenes
Targeted mutagenesis resulting in platform that is well suited for localized, repeat delivery of genetic payload
Insertion of one or more therapeutic effectors of interest

Current Status of Viral and Non-Viral Gene Therapy Vectors

	LV	AAV	HSV-1	LNP
In Vivo Dosing?	No	Yes	**Yes**	Yes
Baseline antibody exclusion criteria?	No *(ex-vivo)*	Yes	**No**	No
Repeat-dose capabilities?	No	No	**Yes**	Yes
Carrying Capacity?	8 kb[1]	<4 kb[1]	**>30 kb**	~12 kb[2]
Integrates payload into host cell DNA?	Yes	No	**No**	No
Regulatory Precedent?	Yes	Yes	**Yes**	Yes

Krystal

1. Lundstrom, K. Viral Vectors in Gene Therapy. *Diseases* 2018, 6, 42.
2. Generation Bio (GBIO) Prospectus. (2020, June 11). Retrieved September 4, 202020, https://www.sec.gov/Archives/edgar/data/1733294/000119312520167812/d924849d424b4.htm

LV = lentivirus
AAV = adeno-associated virus
LNP = lipid nanoparticle

5

Clinically Validated Platform Targeting Skin; Ongoing Investment in Next-Gen Technology to Broaden Platform Applicability Topical Intradermal Inhaled The current vector has been clinically validated to target skin cells. Preclinical exploration of its ability to target additional epithelial cell types is under way Formulation / Route of Admin Additional potential routes of administration under investigation B-VEC KB105 KB104 Early stage research projects KB105 KB301 KB104 Early stage research projects KB407 Early stage research projects Early stage research projects Drug Product Therapeutic Vector Clinical Experience In development Research / Platform Development Efforts

Pipeline

	Product	Indication	Discovery	Preclinical	Phase I/II	Phase III	Key Upcoming Milestone	WW Rights
Rare Skin	B-VEC†¤•Δ‡§	Dystrophic EB					Topline Pivotal Data in 2021	Krystal
Rare Skin	KB105†¤•‡	TGM1-deficient ARCI					Ph2 Data and Next Steps in 2021	Krystal
Rare Skin	KB104	Netherton Syndrome					File IND in 2021	Krystal
Rare Lung	KB407 †¤	Cystic Fibrosis					Initiate Clinical Studies in 2021	Krystal
Rare Lung	KB4XX	Other Rare Lung						Krystal
Other Skin	KB301	Wrinkles & Acne Scars					Initial Safety Data Early 2021	Jeune Inc. *a wholly owned subsidiary of Krystal Biotech*
Other Skin	KB3XX	Aesthetic Skin Conditions						Jeune Inc. *a wholly owned subsidiary of Krystal Biotech*
Other Skin	KB5XX	Chronic Skin Diseases						Krystal

All pipeline compounds are investigational, being evaluated in clinical or pre-clinical studies.

†: FDA Orphan Drug Designation
¤: FDA Rare Pediatric Disease Designation
Δ: FDA RMAT designation
•: Fast-track Designation
‡: EMA Orphan Drug Designation
§: EMA PRIME Designation

Krystal

7

Initial Focus on Rare Skin Diseases Led to Rapid Clinical POC and Pipeline

Dystrophic Epidermolysis Bullosa (DEB)

"Butterfly Children" is used to describe young DEB patients because their skin is as fragile as a butterfly's wings

Dystrophic Epidermolysis Bullosa

- A rare, genetic connective tissue disease that causes skin to tear or blister from minor contact
- Mutations in the *COL7A1* gene lead to absent or dysfunctional COL7 protein, without which the epidermis does not anchor to the dermis
- The recessive form (RDEB) is the classic, most severe form of the condition. Dominant DEB (DDEB) can be milder with blistering often limited to the hands, feet, knees, and elbows.



Epidemiology

- **Prevalence:** Up to 125,000 people are affected by DEB worldwide[1]
- We believe that there are, at present, approximately 3,000 diagnosed DEB patients in the United States.

Current Standard of Care

- There are no approved treatments for DEB
- Existing therapies limited to expensive and time-consuming palliative treatments
- Palliative treatments cost $200k – $400k annually[3,4]

1. DEBRA International, http://www.debra-international.org/epidermolysis-bullosa/causes-and-subtypes.html; http://www.debra-international.org/what-is-eb/causes-and-subtypes/deb.html
2. Pfendner EG, Lucky AW. Dystrophic Epidermolysis Bullosa. 2006 Aug 21 [Updated 2015 Feb 26]. In: Adam MP, Ardinger HH, Pagon RA, et al., editors. GeneReviews® [Internet].
3. Rashidghamat E., Mellerio J.E., Management of chronic wounds in patients with dystrophic epidermolysis bullosa: challenges and solutions, Chronic Wound Care Management and Research Volume 2017:4, 45-54
4. GENEGRAFT Report Summary. (2015, February 16). Retrieved December 13, 2016, from http://cordis.europa.eu/result/rcn/156078_en.html

Krystal

9

Beremagene Geperpavec (B-VEC) for DEB

B-VEC is a topically administered, replication-deficient HSV-1 vector containing two functional COL7A1 genes applied directly to DEB patient wounds in an outpatient setting.



B-VEC
1
2
3
4
COL7
protein
Nucleus
COL7
transcripts
Anchoring
fibrils
Keratinocyte (or Fibroblast) Cell
Keratinocytes
Blister
Dermoepidermal
Junction
Anchoring Fibrils
(Collagen VII)
Fibroblasts
Untreated DEB Patient Skin
B-VEC-treated Skin

1. B-VEC enters the compromised skin of DEB patients and transduces both keratinocytes and fibroblasts
2. Once in the nucleus of transduced cells the vector genome is deposited (episomally)
3. As a result, *COL7A1* transcripts are generated, allowing the cell to produce and secrete functional COL7 protein
4. The secreted COL7 protein assembles into anchoring fibrils which hold the epidermis and dermis together

Krystal

B-VEC is an investigational therapy being studied in clinical trials

10

Topical B-VEC Was Evaluated in a Phase 1/2 Study at Stanford

Design

- GEM1/2 (NCT03536143) was an intra-patient comparison of wounds randomized to receive either topical B-VEC or placebo.
- Each patient on-study for ~6 months; 3 months of on-site visits followed by 3-month at-home imaging period
- *Study PI: Dr. Peter Marinkovich*

Enrollment

- A total of 9 RDEB subjects (adult and pediatric) were enrolled in the study; 3 subjects enrolled early and completed the study were subsequently re-enrolled and new wounds were randomized

Dosing

- In the Ph1 portion (n=2) one wound was administered B-VEC and one wound was administered placebo at a dose of 1e8 PFU/wound with varying frequency throughout the study period
- In Phase 2 portion (n=10) 2 wounds were administered B-VEC and one wound was administered placebo (except 1 patient who was 1:1) at doses of either 2e8, 3e8, 6e8 or 8e8 PFU/wound with varying frequency throughout the study period

Key Endpoints

Safety Measures

- AEs, including clinically significant changes in laboratory results, vitals, and physical exam findings
- Viral shedding was analyzed through the collection of blood, urine, and skin swabs, and antibodies to HSV and COL7 were analyzed through collection of serum

Efficacy measures

- Level of collagen VII (COL7) in B-VEC-administered skin as measured by immunofluorescence; presence of anchoring fibrils as measured by immunoelectron microscopy
- Wound closure (change in wound surface area relative to baseline), time to wound closure, and duration of wound closure, all relative to placebo

Krystal

B-VEC is an investigational therapy being studied in clinical trials

11

In Ph1/2 Topical B-VEC was safe and well tolerated; COL7 expression and molecular correction observed

B-VEC was well tolerated following first and repeat dosing

- **No treatment-related serious AEs were reported; AEs deemed possibly related were mild (n=7) or moderate (n=1) and self limiting**
- No immune response or blistering observed around the sites of administration following first and repeat doses
- Blood and urine samples collected throughout the study revealed:
  - No systemic viral shedding
  - No adverse events associated with routine labs (chemistry and hematology)
- **Some patients had baseline COL7 and HSV-1 antibodies which did not impair efficacy or impact tolerance of therapy**

Molecular correction established and correlated with wound healing

- Expression and correct localization of full-length COL7 following B-VEC therapy, which *promoted the formation of mature anchoring fibrils in all biopsy samples*

Baseline, Days 15 and 97 collagen VII expression using NC1 and NC2 specific antibodies (patient 10)

Day 0

Day 15

Day 97


NC1
NC2

Arrows indicate basement membrane zone

Immunoelectron microscopy shows mature anchoring fibrils at day 97 (patient 10)

Increased expression of NC1 (arrow)

Increased expression of NC2 (black dots)

Robust, mature anchoring fibrils (arrows)



P10 D97

P10 D97

P10 D97

Krystal

B-VEC is an investigational therapy being studied in clinical trials

12

Statistically Significant Reduction in Wound Area achieved in Weeks 8,10 and 12 Efficacy was observed in both recurrent and chronic wounds Patient 2 Patient 3 Wound 1: B-VEC Wound 2: Placebo Wound 3: B-VEC Median change in wound area across Phase 1/2 study B-VEC is an investigational therapy being studied in clinical trials

Wound Closure (>75% and 100%) for B-VEC vs. Placebo at Weeks 8 and 12 *p-values are based on Cochran-Mantel Haenszel (CMH) Test Without Adjusting for Week-to-Week Placebo Variability Change from baseline wound area ≥75% Change from baseline wound area = 100% B-VEC is an investigational therapy being studied in clinical trials

The Pivotal GEM-3 Study is Currently Enrolling GEM-3 (NCT04491604) is a randomized, double-blind, intra-patient comparison of wounds randomized to receive either topical B-VEC or placebo. Each patient on-study for approximately 7 months: the 6-month dosing period followed by a 30-day safety follow up Design Enrollment Efficacy Endpoints Approximately 30 DEB subjects (adult and pediatric) will be enrolled across 6 trial sites in the US Each subject provides at least 1 pair (up to 3) of primary target wounds, 1 randomized to B-VEC and the other to placebo In addition to the primary target wound pair(s), additional wounds (secondary wounds) may be selected to be treated with B-VEC in an open-label manner Primary Complete wound healing, determined by the Investigator, as compared to baseline in B-VEC treated wounds versus placebo treated at weeks 20, 22 and 24 Secondary Complete wound healing, determined by the Investigator, as compared to baseline in B-VEC treated wounds versus placebo at weeks 8, 10 and 12 Mean change in pain severity (using either a VAS or FLACC-R Scale) per primary wound site associated with wound dressing changes The proportion of primary wound sites with ≥75% would healing as compared to baseline at Week 24 using Canfield photography quantitation B-VEC is an investigational therapy being studied in clinical trials

Phase 3 Design Optimized for Clinical and Commercial Success

The trial is designed to maximize chances of success while maintaining potential for a broad label, inclusive of chronic and recurring wounds of any size in RDEB or DDEB patients



Screening
6-month Treatment Period
30-day Safety
OLE
Weekly Dosing
Wk 8
Wk 10
Wk 12
Wk 20
Wk 22
Wk 24
Primary Endpoint

Dosing:

- Primary wounds will be treated once weekly with a fixed dose until wound closure; should a wound re-open, weekly dosing will resume at the assigned dose until wound closure
- The fixed dose per wound is dependent on the size of the wound at baseline and ranges from $4x10^{8}$ to $1.2x10^{9}$ PFU per wound
- Each patient is allowed a maximum weekly dose of B-VEC; if that maximum is not reached in dosing primary wounds, additional secondary wounds may be chosen and treated with B-VEC in an open label manner
- The maximum weekly dose, administered once weekly per patient, is defined by patient age (right)

Maximum Weekly Dose Per Subject:	
Age	**Max Weekly Dose**
≥ 6 months to < 3 years	1.6x10^9 PFU/week
≥ 3 years to < 6 years	2.4x10^9 PFU/week
≥ 6 years	3.2x10^9 PFU/week

Key Design Elements:

- ✓ No restriction on chronic or recurring wounds
- ✓ Maximum weekly dose allows for flexibility to treat multiple and / or larger wounds
- ✓ Inclusive of RDEB *and* DDEB patients

Krystal

B-VEC is an investigational therapy being studied in clinical trials

16

Autosomal Recessive Congenital Icthyosis Associated With TGM1 mutations Autosomal Recessive Congenital Ichthyosis (ARCI) associated with TGM1 The most common form of ARCI is caused by an inactivating mutation in the TGM1 gene encoding the enzyme transglutaminase-1, a protein that is essential for the proper formation of the skin barrier The condition is characterized by thick dry scaly skin, increased trans-epidermal water loss (TEWL), risk for dehydration, sepsis, skin malignancies, etc. Epidemiology1-8 Prevalence: There are approximately 20,000 people affected by TGMI related icthyosis worldwide (~1,800 US; 3,000 EU; 18,000 ROW) Incidence: It is estimated that around 350-400 babies are born with the condition each year, worldwide Current Standard of Care There are no approved treatments for ARCI associated with TGM1 Topical and systemic retinoids and time-consuming supportive treatments (up to 4 hours a day of skin care) are most often used 1. Rodriguez-Pazos et al. Actas Dermosifiliogr. 2013 May;104(4):270–284; 2. Dreyfus et al. Orphanet J Rare Dis. 2014 Jan 6;9:1; 3. Hernandez-Martin et al. J Am Acad Dermatol. 2012 Aug;67(2):240–244; 4. Pigg et al. Eur J Hum Genet. 1998 Nov-Dec;6(6):589–596. 5. Pigg et al. Acta Derm Venereol. 2016 Nov 2;96(7):932–937; 6. Orphanet; 7. Foundation for Ichthyosis & Related Skin Types (FIRST); 8. National Organization for Rare Disorders (NORD).

KB105 for TGM1 associated ARCI

KB105 is a replication-deficient HSV-1 vector that delivers multiple copies of human transglutaminase 1 ("TGM1") via intradermal injection or topical application

1. KB105 enters permeabilized skin and transduces keratinocytes (native TGM1-producing cells)
2. KB105 is transported into the nucleus of transduced cells and the vector genome is deposited (episomally)
3. *TGM1* transcripts are generated, which allows the cell to produce functional TGM1 protein that localizes to the cell membrane
4. TGM1 crosslinks target proteins (*e.g.*, filaggrin (FLG), involucrin (IVL), small proline-rich proteins (SPRs)) to aid in the formation of the cornified cell envelope
5. This layer, known as the stratum corneum, acts as a mechanical barrier to protect against transepidermal water loss (TEWL) and entry of infectious agents



KB105
IVL
TGM1
FLG
SPRs
1
2
3
4
5
TGM1
Nucleus
Keratinocyte
Pathogens
TEWL
Cornified
Granular
Spinous
Basal
Pathogens
TEWL
Untreated ARCI Patient Skin
KB105-treated Skin

Krystal

KB105 is an investigational therapy being studied in clinical trials

18

KB105 is Being Evaluated in a Phase 1/2 Study

Design

- The Ph1/2 trial (NCT04047732) is an open label, intra-patient comparison of KB105 and placebo
- Each patient on-study for approximately six months; 3 months of on-site visits followed by 3-month at-home imaging period
- *Study PI: Dr. Amy Paller*

Enrollment

- ~6 TGM1-ARCI subjects will be enrolled across 2 sites; three Ph1 patients were enrolled at Paddington Testing Company (Philadelphia); Ph2 subjects will be enrolled at Northwestern University (Chicago)

Dosing

- In the Ph1 portion (n=3) one or two ~20cm^2 target areas were administered placebo, and 3 target areas were administered 2x10^9 PFU with varying frequency over ~60-90 days
- In Ph1, topical and microneedle administration was evaluated; in Ph2 topical administration will be utilized

Key Endpoints

Safety Measures

- AEs, including clinically significant changes in laboratory results, vitals, and physical exam findings
- Viral shedding analyzed through the collection of blood, urine, and skin swabs; antibodies to HSV and TGM1 analyzed through collection of serum

Efficacy measures

- Level of transglutaminase 1 in KB105-administered skin as measured by immunofluorescence microscopy
- Improvement of disease severity in the treatment area assessment through Investigator's Global Assessment (IGA)
- Improvement of disease severity in the treatment area through use of the Visual Index for Ichthyosis Severity scale, lamellar (VIIS-L) standard assessment

Krystal

KB105 is an investigational therapy being studied in clinical trials

19

Ph1 Data Shows KB105 safe; Molecular and Phenotypic Improvement Evident

KB105 as well tolerated and generated functional TGM1 protein

- Repeat dosing with KB105 was well-tolerated with no drug related AEs and no immune response to HSV or TGM1
- No vector shedding detected in swabs, blood or urine in all three patients
- KB105 treatment restored functional TGM1 protein expression and activity in all treated sites evaluated
- KB105-expressed TGM1 was correctly localized in the epidermis, colocalizing with Loricrin, and was functionally active
- qPCR, IF, and in situ analyses demonstrated similar delivery efficacy of TGM1 DNA from single and repeat administration

Subject 1: Treatment Restored TGM1 Expression to Normal Levels



HEALTHY SKIN
UNTREATED
KB105-SITE 2
Day 3 (2 doses)
KB105-SITE 3
Day 3 (1 dose)
KB105-SITE 4
Day 3 (1 dose)
TGM1/ DAPI
Loricrin / DAPI
Der
Epi
Epi-Epidermis; Der: Dermis
Bar: 50 μm

Phenotypic improvement evident after topical and microneedle application

- Similar delivery efficacy with and without microneedling; no microneedling required in future studies
- Phenotypic evaluation limited by small treatment areas, but KB105 treated areas showed reduced reversion to ichthyotic scaling phenotype

DPT: Days Post Treatment

DPRT: Days Post Re-Treatment



Subject 2, D5, 2 DPT
IGA 3
Placebo, Site 1
Subject 2, D5, 2 DPT
IGA 1
KB105, Site 3
Subject 2, D8, 5 DPT
IGA 1
KB105, Site 3
Subject 2, D36, 4 DPRT
IGA 1
KB105, Site 4
Subject 4, D5, 2 DPT
IGA 4
Placebo, Site 1
Subject 4, D5, 2 DPT
IGA 2
KB105, Site 3

Krystal

KB105 is an investigational therapy being studied in clinical trials

20

In-House GMP Manufacturing to Support both Clinical and Commercial Needs

Established process conducted at Krystal’s end-to-end GMP facility (Ancoris) Maintains control of IP/trade secrets relating to manufacturing process Adheres to internal process and production schedules, avoiding use of high demand gene therapy CMOs Platform Supported by In-House Manufacturing Capacity and Expertise Upstream Production Process Proprietary engineered vectors and complementary/supporting cell lines developed in-house are used in established methods for production of consistent batches Scalable from clinical phase to commercial Downstream Purification Process Work conducted in an aseptic closed system process Process accommodates ever-expanding vector pipeline with minimal redevelopment effort between product candidates Compliant to global regulatory requirements Facility operational; Validated to produce pivotal and clinical materials Size: 7500 sq. ft. ASTRA (rendering) Operational in 2022 Size: 150,000 sq. ft.

Leveraging Platform to Target New Tissues and Larger Indications

HSV-1 Has Potential Beyond Rare Skin


Krystal's Current Platform
Wild-type HSV-1
HSV-1 has natural affinity for **epithelial cells,** in addition to several other cell types, with favorable immune-evasion mechanisms
Investing in Next Gen Technology to Maintain Leadership in HSV-1 Space
Skin
Rare Skin Disease
✓ B-VEC (COL7A1) for DEB
✓ KB105 (TGM1) for TGM1-ARCI
• KB104 (SPINK5) for Netherton's Disease
• Additional preclinical candidates
Aesthetics (Jeune Inc.)
✓ KB301 (COL3) for Acne Scars and Wrinkles
• Additional preclinical candidates
Different Diseases
Different Effectors (e.g. antibodies, RNAi)
Lung
Rare Lung Disease
• KB407 (CFTR) for Cystic Fibrosis
• Additional preclinical candidates
Different Diseases
Different Effectors (e.g. antibodies, RNAi)

Krystal

24

KB301 is designed to functional full-length human type III collagen (COL3) via injection KB301 for Facial Wrinkles and Acne Scars Many Characteristics of skin aging are due to aberrant collagen homeostasis The skin is largely composed of collagen-rich connective tissue, with dermal collagen, composed primarily of types 1 and 3 collagen fibrils, representing >90% (dry weight) of human skin Declining levels of collagen are caused by reduced collagen biosynthesis and increased collagen fibril fragmentation resulting from both intrinsic (e.g., passage of time, genetics) and extrinsic (e.g., chronic light exposure, pollution) pressures KB301 aims increase neocollagenesis, thereby correcting the molecular defect underlying the aged phenotype KB301 is the only off-the-shelf therapy designed to directly increase production of the body’s own collagen *KB301, in addition to our other discovery programs in Aesthetics, are housed in our wholly owned subsidiary, Jeune Inc. KB301 is an investigational therapy being studied in preclinical trials KB301 A replication-incompetent HSV-1 vector expressing full-length human COL3

Preclinical Data Supports KB301 Development Aesthetic Indications A dose dependent increase in COL3A1 observed in young and aged mice A Similar dose dependent effect was observed in primary human dermal fibroblasts KB301 is an investigational therapy being studied in preclinical trials Human COL3A1 DNA (A) and transcript (B) levels in treated skin 48-hours after intradermal administration of KB301 to young (6-8 weeks) and aged (13 mo) mice (above) COL3 protein localization 48-hours after intradermal administration of KB301 to young (6-8 weeks) and aged (13 mo) mice (below) COL3A1 DNA (A) and transcript levels (B) upon KB301 transduction of primary aged HDFs

KB301 in Phase 1/2 with Initial Safety Data Expected Early 2021 PEARL-1 (NCT04540900) is an intra-patient comparison of KB301 or placebo 22 patients will be enrolled cross 3 cohorts: Cohort 1 (n=6): Open label, dose ranging cohort will evaluate the safety and tolerability of two different dose levels (low and high) of KB301 in healthy buttock skin. Patients will be dosed on days 0 and 30 and followed for 12 months. Cohorts 2 & 3 (n=8 each): Double-blind, placebo-controlled, intra-subject evaluations of the safety and efficacy of KB301 in either shallow-to-moderately deep facial wrinkles (Cohort 2) or moderate-to-severe atrophic acne scars (Cohort 3). Two patients in each cohort will be dosed on day 0 alone; 6 patients in each cohort will receive a 2nd dose at day 30. All patients will be followed for 12 months. Design Endpoints Safety Measures Safety and tolerability of KB301 based on the assessment of adverse events, physical examinations, vital signs, and clinical laboratory test results Efficacy measures Cohort 1 - COL3A1 transgene expression 2-days post-dose, as measured by qRT-PCR of skin biopsies. Cohort 2 - Investigator assessment of wrinkle improvement over baseline through the use of a 5-point Lemperle Scale; subject assessment of aesthetic improvement over baseline based on a 5-point Subject Satisfaction Score (SSS). Cohort 3 - Investigator assessment of acne scar improvement over baseline through the use of a 6-point Global Scale for Acne Scar Severity (SCAR-S); subject assessment of aesthetic improvement over baseline based on a 5-point Subject Satisfaction Score (SSS) B-VEC is an investigational therapy being studied in clinical trials

We are developing KB407 as an inhalable, repeat dose gene therapy that delivers the full human CFTR gene KB407 for Cystic Fibrosis Gene therapy is an attractive modality for cystic fibrosis, though prior attempts have been unsuccessful Viral (adenovirus and AAV) and non-viral (DNA plasmids and stabilized mRNA) approaches have been tested in more than 25 clinical trials enrolling >470 patients Past approaches suffer from some combination of physical limitations for large cargo, low efficiency of gene transfer, toxicity, immune intolerance, product instability, and burdensome delivery Our HSV-1 vector has potential to overcome prior limitations Accommodates large genes and necessary regulatory elements Is amenable to rapid, non-invasive inhaled administration Natural tropism to epithelial cells, e.g., those lining the airways Non-cytotoxic Non-immune stimulating Well suited for repeated administration in highly inflammatory environments KB407 A replication-incompetent HSV-1 vector expressing full-length human CFTR KB407 is an investigational therapy being studied in preclinical trials

Efficient Cell Targeting, CFTR Expression and Function In Vitro Robust, dose-dependent CFTR expression and functional correction in 2D Airway Epithelial Cell Culture KB407-expressed human CFTR properly localizes to the plasma membrane of transduced cells KB407-mediated functional correction of CF phenotype in clinically relevant 3D organotypic system (HUB) *Van Mourik et al. (2019). “Intestinal organoids to model cystic fibrosis”. KB407 is an investigational therapy being studied in preclinical trials

CFTR Protein Expression Distributed Throughout the Lung In Vivo KB407 was effectively delivered to the lungs of mice using a clinically approved nebulizer Two repeat doses of KB407 in a nonhuman primate were well tolerated and distributed broadly throughout the lung Group No. Mouse Strain Test Article Route of Administration 1 C57BL/6J Vehicle Nebulization 2 C57BL/6J KB407 Nebulization 3 Cftrtm1UncTg(FABPCFTR)1 Jaw/J KB407 Nebulization Day 0 Day 19 Blood Collections Vehicle KB407 (low dose) KB407 (high dose) Tissue Harvest All blood samples below the limit of detection for KB407 No abnormal cage-side/clinical observations throughout study No gross findings noted at time of necropsy KB407 is an investigational therapy being studied in preclinical trials

Financials and Milestones

A fully integrated, clinical stage gene therapy company powered by proprietary HSV-1 vector technology Krystal Summary Current Status and Milestones Rare Skin B-VEC: Pivotal GEM-3 Trial currently enrolling; topline data expected 2021. Commercial planning in US and EU underway KB105: 4th patient (first Ph2 patient) enrolled to evaluate higher dose and larger treatment area. Data from this patient will guide next steps in 2021 KB104: preclinical work ongoing; IND anticipated in 2021 Aesthetics (Jeune Inc.) KB301: Phase 1 trial in acne scars and wrinkles ongoing; Initial Ph1 safety data anticipated in early 2021 Update on Jeune Inc. / aesthetics strategy in 2021 Lung KB407: pre-IND work ongoing; clinical trial initiation anticipated in the first half of 2021 Platform Manufacturing: Astra facility construction underway, completion anticipated in 2022 Next Gen Tech: Evaluation of novel effectors, routes of administration, and tissue tropism underway Cash balance as of September 30, 2020: $286.4M

Medicines for Rare Diseases – An HSV-1 Based Gene Therapy Company CORPORATE PRESENTATION November 2020

Links to Scientific Presentations Appendix B-VEC May 2020: Complete Phase 1/2 at SID 2020 – Link October 2019: Phase 1/2 Data Update – Link June 2019: Phase 1/2 Data Update – Link May 2018: Preclinical Poster at IID 2018 – Link September 2017: In vitro preclinical data at EB2017 - Link KB105 May 2020: Initial Phase 1/2 at SID 2020 - Link May 2019: In vivo preclinical data at SID 2019 – Link May 2019: In vitro preclinical data at SID 2019 – Link KB104 May 2019: In vitro preclinical data at SID 2019 - Link KB301 October 2020: In vitro and in vivo preclinical data at ASDS 2020 - Link KB407 May 2020: In vitro preclinical data at ASGCT 2020 – Link November 2020: Preclinical data overview including in vivo data - Link